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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

                                JANUARY 26, 2000
                                 Date of Report

                             EIS INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                        000-20329                     06-1017599
   ----------------------------      ---------------------             ---------------
   (State or other jurisdiction      (Commission File No.)             I.R.S. Employer
         of incorporation)                                          (Identification No.)

                               555 HERNDON PARKWAY
                             HERNDON, VIRGINIA 20170
                    (Address of principal executive offices)

                                 (703) 478-9808
              (Registrant's telephone number, including area code)

                                       N/A
          (former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

        On January 26, 2000, SERSys Acquisition Corporation, a Delaware corporation (the "Sub"), an indirect wholly owned subsidiary of SER Systeme AG, a German corporation (the "Parent") completed its tender offer (the "Tender Offer") for all of the outstanding shares of common stock, par value $.01 per share (including the preferred share purchase rights, the "Shares") of EIS International, Inc., (the "Company") for $6.25 per Share. All shares that were validly tendered and not withdrawn prior to the January 24, 2000 expiration of the Offer were accepted for payment. As of January 24, 2000, approximately 9,987,112 Shares had been tendered, representing approximately 94.2% of all outstanding Shares. Shares not tendered in the tender offer will be converted into the right to receive $6.25 per share of cash through a merger of the Sub with and into the Company (the "Merger").

        The Tender Offer and merger were and will be conducted pursuant to the terms and conditions of the Agreement and Plan of Merger, dated December 17, 1999, by and among the Company, the Sub and Parent, which is incorporated herein by reference as Exhibit 2.1. The Merger Agreement provides, subject to certain conditions as described therein, for the commencement of the Tender Offer to purchase all of the outstanding Shares at a price of $6.25 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase and the related Letter of Transmittal filed by Parent and Sub with the Securities and Exchange Commission on December 23, 1999, and in the Company's recommendation statement on Schedule 14D-9, as amended, mailed to the Company's shareholders on the same date.

        The Merger Agreement provides that as soon as practicable after the completion of the Tender Offer, Sub will be merged with and into the Company in the Merger, whereupon the separate existence of Sub will cease and the Company will continue as the surviving corporation. Because Sub has acquired approximately 94% of the outstanding Shares, the Merger shall be conducted as a short-form merger under Delaware law. Upon consummation of the Merger, each outstanding Share (other than (i) each Share held by the Company as treasury stock or each Share held by Parent or any subsidiary of Parent, and (ii) any Shares held by any holder who has not voted in favor of the Merger or consented thereto in writing and who has demanded appraisal for such Shares in accordance with Delaware law) will be converted into and represent the right to receive $6.25 in cash, without interest.

        For a description of the amount and source of the consideration used by Parent and Sub in the Offer and Merger, and for a further description of the Offer and Merger generally, please refer to the Schedule 14D-1, including the Offer to Purchase attached thereto as Exhibit (a)(1), as amended, filed by Parent and Sub on December 23, 1999, which is incorporated herein by reference.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of Business Acquired. No financial statements are required to be filed in connection with this transaction pursuant to Rule 3-05 of Regulation S-X.

(b) Pro Forma Financial Information. No pro forma financial statements are required to be filed in connection with this transaction pursuant to Rule 11-01 of Regulation S-X.

(c) Exhibits. The following exhibits are required by Item 601 of Regulation S-K and are listed below:


        EXHIBIT NO.                         DESCRIPTION OF EXHIBIT
        -----------                         ----------------------
        2.1                                 Agreement and Plan of Merger, dated
                                            as of December 17, 1999, among EIS
                                            International, Inc., a Delaware
                                            corporation, SER Systeme AG, a
                                            German corporation and SERSYS
                                            Acquisition Corporation
                                            (incorporated by reference to
                                            Exhibit (c)(i) to the Company's
                                            Schedule 14D-9 filed on December 23,
                                            1999).

        99.1                                Press Release, dated January 26,
                                            2000, issued by EIS International,
                                            Inc. (incorporated by reference to
                                            Exhibit (a)(11) to Amendment No. 2
                                            to the Company's Schedule 14D-9
                                            filed on January 27, 2000).
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      EIS INTERNATIONAL, INC.

Date:   January 31, 2000              By:      /s/ James E. McGowan
                                         ---------------------------
                                         James E. McGowan
                                         President and Chief Executive Officer



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                                  EXHIBIT INDEX


        EXHIBIT NO.                         DESCRIPTION OF EXHIBIT
        -----------                         ----------------------
        2.1                                 Agreement and Plan of Merger, dated
                                            as of December 17, 1999, among EIS
                                            International, Inc., a Delaware
                                            corporation, SER Systeme AG, a
                                            German corporation and SERSYS
                                            Acquisition Corporation
                                            (incorporated by reference to
                                            Exhibit (c)(i) to the Company's
                                            Schedule 14D-9 filed on December 23,
                                            1999).

        99.1                                Press Release, dated January 26,
                                            2000, issued by EIS International,
                                            Inc. (incorporated by reference to
                                            Exhibit (a)(11) to Amendment No. 2
                                            to the Company's Schedule 14D-9
                                            filed on January 27, 2000).
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